Filed pursuant to Rule 497
File No. 333-215360

FS INVESTMENT CORPORATION III

Supplement dated September 11, 2017

to

Prospectus dated June 30, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated June 30, 2017, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 42 of the Prospectus (as supplemented and amended by this supplement) before you decide to invest in shares of our common stock.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Risks Related to Our Investments” by replacing the first four sentences of the eighth paragraph of the risk factor entitled “We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.” in their entirety with the following:

In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after March 31, 2018. Center City Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the ramp-down period will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments which would be owed by Center City Funding to Citibank for the period from the termination date through and including March 31, 2018.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” by replacing the sentence in footnote 1 to the first table thereof in its entirety with the following:

The TRS may be terminated by Center City Funding at any time or by Citibank at any time on or after March 31, 2018, in each case, in whole or in part, upon prior written notice to the other party. On September 5, 2017, Center City Funding entered into an amendment to the TRS to, among other things, extend the date that Citibank may terminate the TRS from any time on or after September 30, 2017 to any time on or after March 31, 2018.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Citibank Total Return Swap” by replacing the second sentence of the first paragraph thereof in its entirety with the following:

On June 27, 2017, Center City Funding entered into a seventh amendment to the TRS to, among other things, (x) extend the date that Citibank may terminate the TRS from any time on or after June 27, 2017 to any time on or after September 30, 2017, or the Citibank Optional Termination Date, and (y) extend the ramp-down period from 30 to 90 days prior to the Citibank Optional Termination Date. Most recently, on September 5, 2017, Center City Funding entered into an eight amendment to the TRS to, among other things, extend the date that Citibank may terminate the TRS from any time on or after September 30, 2017 to any time on or after March 31, 2018.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Citibank Total Return Swap” by replacing the first four sentences of the ninth paragraph thereof in their entirety with the following:

Citibank may terminate the TRS from any time on or after March 31, 2018. Center City Funding may terminate the TRS at any time upon providing no more than 30 days, and no less than 10 days, prior notice to Citibank. Any termination prior to the ramp-down period, will result in payment of an early termination fee to Citibank based on the maximum notional amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments, based on the minimum utilization amount, which would be owed by Center City Funding to Citibank for the period from the termination date through and including March 31, 2018.